Exhibit 10.5

AMENDMENT dated as of April 22, 2004 (this “Amendment”) to (a) the Pledge Agreement dated as of August 4,1999, as amended and restated as of March 3, 2003 (as amended, supplemented or otherwise modified from time to time and in effect on the date hereof, the “Pledge Agreement”), among SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, a Delaware limited liability company (the “Borrower”), ON SEMICONDUCTOR CORPORATION, a Delaware corporation (“Holdings”), the subsidiaries of Holdings party thereto (together with the Borrower and Holdings, the “Pledgors”) and JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK) (“JPMCB”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein), and (b) the Security Agreement dated as of August 4,1999, as amended and restated as of March 3, 2003 (as amended, supplemented or otherwise modified from time to time and in effect on the date hereof, the “Security Agreement”), among the Borrower, Holdings, the subsidiaries of Holdings party thereto (together with the Borrower and Holdings, the “Grantors”) and JPMCB, as Collateral Agent.

A. Reference is made to the Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”) dated April     , 2004 among Holdings, the Borrower, the Lenders party thereto and JPMCB, as Administrative Agent, which, among other things, amends and restates the Credit Agreement dated as of August 4, 1999, as amended and restated as of November 25, 2003 (the “Existing Credit Agreement”) among Holdings, the Borrower, the lenders party thereto and JPMCB, as Administrative Agent.

B. Pursuant to Section 5(e) of the Amendment and Restatement Agreement, the Restatement Lenders have consented to the amendment of certain provisions of the Pledge Agreement and the Security Agreement to implement the provisions of the Existing Credit Agreement as amended and restated pursuant to the terms of the Amendment and Restatement Agreement (the “Restated Credit Agreement”).

C. The parties hereto wish to amend the terms of the Pledge Agreement and the Security Agreement to effect such amendments as authorized by the Amendment and Restatement Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement, and if not defined therein, in the Pledge Agreement or the Security Agreement, as applicable, each as amended hereby.

SECTION 2. Amendment to the Pledge Agreement. The Pledge Agreement is hereby amended as follows:

(a)	Section 1(b)(iii) of the Pledge Agreement is hereby amended to insert the text “, other than promissory notes evidencing Indebtedness of Holdings, the Borrower and each Subsidiary that is owing to any Loan Party in an amount less than $500,000 and not exceeding $5,000,000 in the aggregate” before the text “(the “Pledged Debt Securities”)”.

(b)	Section 2(b) of the Pledge Agreement is hereby amended to insert the text “, provided that no Pledgor shall have any such obligation with respect to any Indebtedness for borrowed money that is owing to any Loan Party in an amount less than $500,000 and not exceeding $5,000,000 in the aggregate” before the text “.”.

SECTION 3. Amendment to the Security Agreement. The Security Agreement is hereby amended as follows:

(a)	The definition of “Collateral” is hereby amended by substituting the text “and (iii)” for the text”, (iii)’.

(b)	The definition of “Collateral” is further amended by inserting the text “and (iv) any promissory note evidencing Indebtedness of Holdings, the Borrower and each Subsidiary that is owing to any Loan Party in an amount less than $500,000 and not exceeding $5,000,000 in the aggregate” before the text “.”.

(c)	Annex 1 to the Security Agreement is amended by replacing it with Exhibit A attached hereto.

SECTION 4. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)

This Amendment has been duly authorized, executed and delivered by each of Holdings, the Borrower, the other Pledgors listed in Schedule I to the Pledge Agreement and the other Grantors listed in Schedule I to the Security Agreement and constitutes a legal, valid and binding obligation of Holdings, the Borrower, such Pledgors and such Grantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)	After giving effect to this Amendment, each of the representations and warranties of Holdings and the Borrower set forth in the Loan Documents is true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(c)	Immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date first above written when (a) Section 5 of the Amendment and Restatement Agreement shall have become effective pursuant to the terms thereof and (b) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower, the other Pledgors listed on Schedule I to the Pledge Agreement, the other Grantors listed on Schedule I to the Security Agreement and the Collateral Agent.

SECTION 6. Pledge Agreement and Security Agreement. Except as specifically waived or amended hereby, each of the Pledge Agreement and the Security Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Pledge Agreement or the Security Agreement shall mean the Pledge Agreement or Security Agreement, as applicable, as amended or modified hereby. This Amendment shall be a Loan Document for all purposes.

SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Expenses. The Borrower agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Collateral Agent.

SECTION 10. Headings. The Section headings used herein are for purposes of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

ON SEMICONDUCTOR CORPORATION,

by	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Senior Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC,

by	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Senior Vice President and Chief Financial Officer

SCG INTERNATIONAL DEVELOPMENT LLC,

by	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Senior Vice President and Chief Financial Officer

SCG (MALAYSIA SMP) HOLDING CORPORATION,

by	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Senior Vice President and Chief Financial Officer

SCG (CZECH) HOLDING CORPORATION,

by	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Senior Vice President and Chief Financial Officer

SCG (CHINA) HOLDING CORPORATION,

by	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Senior Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES PUERTO RICO, INC.,

by	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Senior Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES OF RHODE ISLAND, INC.,

by	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Senior Vice President and Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES INTERNATIONAL OF RHODE ISLAND, INC.,

by	/s/ DONALD A. COLVIN
Name:	Donald A. Colvin
Title:	Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, as Collateral Agent,

by	/s/ EDMOND DEFOREST
Name:	Edmond DeForest
Title:	Vice President

EXHIBIT A

Annex 1 to the

Security Agreement

[FORM OF]

PERFECTION CERTIFICATE

Reference is made to (a) the Credit Agreement, dated as of August 4, 1999, as amended and restated as of April 22, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ON SEMICONDUCTOR CORPORATION (“Holdings”), SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and CREDIT SUISSE FIRST BOSTON, as joint lead arrangers, joint bookrunners and co-syndication agents, (b) the Security Agreement, dated as of August 4,1999, as amended and restated as of March 3, 2003, among the Issuers, the Guarantors (as defined therein) and JPMORGAN CHASE BANK, as collateral agent (in such capacity, the “Collateral Agent”). Capitalized terms used herein but not defined herein have the meanings assigned to them in the Security Agreement.

The undersigned, a Financial Officer of each of Holdings and the Borrower, hereby certify to the Collateral Agent and to each other Secured Party as follows:

1. Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

(b) Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

(c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

(e) Set forth below is the organizational identification number, if any, issued by the jurisdiction of formation of each Grantor that is an organization that is registered in any other state other than the State of Delaware:

(f) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

Grantor	Federal Taxpayer Identification Number

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State

(b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable or General Intangibles (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Grantor	Mailing Address	County	State

(c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

Grantor	Mailing Address	County	State

2

(d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Inventory for periods in excess of one month or Equipment with a fair market value in excess of $50,000 U.S. dollars or other Collateral with a fair market value in excess of $50,000 U.S. dollars not identified above:

Grantor	Mailing Address	County	State

(e) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

Grantor	Mailing Address	County	State

(f) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor for periods in excess of one month:

Grantor	Mailing Address	County	State

3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4. File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no Liens against any of the Collateral other than those permitted under the Credit Agreement.

5. UCC Filings. UCC financing statements have been filed in the Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the Collateral is comprised of fixtures in the proper local jurisdiction, as set forth with respect to such Grantor in Section 2 hereof.

6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

3

7. Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding Equity Interests (as defined in the Credit Agreement) owned by Holdings and each Subsidiary of Holdings (including the Borrower). Also set forth on Schedule 7 is each equity investment of Holdings and each Subsidiary of Holdings (including the Borrower) that represents 50% or less of the equity of the entity in which such investment was made.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all instruments, including any promissory notes, and other evidence of indebtedness held by Holdings and each Subsidiary of Holdings (including the Borrower), including all intercompany notes between Holdings and each Subsidiary of Holdings (including the Borrower) and each Subsidiary of Holdings (including the Borrower) and each other such Subsidiary of Holdings (including the Borrower).

9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by Holdings to any Subsidiary of Holdings (including the Borrower) or made by any Subsidiary of Holdings (including the Borrower) to Holdings or to any other Subsidiary of Holdings (including the Borrower) (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreement (as defined in the Credit Agreement) and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to Holdings or any Subsidiary of Holdings (including the Borrower), except for those expected to be settled/paid in the subsequent month in the normal course of business.

10. Mortgage Filings. Attached hereto as Schedule 10 is a schedule setting forth, with respect to each Mortgaged Property and each Restatement Mortgaged Property (as such terms are defined in the Credit Agreement), (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage (as defined in the Credit Agreement) with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

11. Intellectual Property. Attached hereto as Schedule 11(A) is a schedule setting forth all of each Grantor’s Patents and registered Trademarks and Patent and Trademark applications, including the name of the registered owner or applicant, as applicable, and the registration or application number, as applicable, of each Patent and registered Trademark or Patent or Trademark application owned by any Grantor, in proper form for filing with the United States Patent and Trademark Office, and a schedule setting forth all of each Grantor’s material Patent Licenses and material Trademark Licenses. Attached hereto as Schedule 11(B) is a schedule setting forth all of each Grantor’s registered Copyrights, including the name of the registered owner and the registration number of each Copyright owned by any Grantor, in proper form for filing with the United States Copyright Office, and a schedule setting forth all of each Grantor’s material Copyright Licenses that grant right with respect to registered Copyrights.

4

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [    ]th day of [            ].

ON SEMICONDUCTOR CORPORATION,

By
Name:
Title:	[Financial Officer]

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC,

By
Name:
Title:	[Financial Officer]

5